Exhibit 99.1

Howe Barnes Investor Conference August 19 - 20, 2008

Today's Presenters Rick Green, President & CEO Telephone: 405.742.1802 E-mail: RickGreen@banksnb.com Kerby Crowell, Executive Vice-President & CFO Telephone: 405.742.1808 E-mail: KerbyCrowell@banksnb.com 1 www.oksb.com

Forward Looking Statements 2 This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

Corporate Profile 3 $2.8 billion financial holding company Established in 1894 IPO in 1993 Healthcare and commercial lending niche provider with proven business models Banking offices: Oklahoma, 9 Texas, 7 Kansas, 4 KANSAS OKLAHOMA TEXAS Kansas City Wichita Tulsa (2) Stillwater (3) Oklahoma City (3) Chickasha Frisco Dallas Austin San Antonio (2) Tilden Houston Hutchinson (2)

Summary 4 * Source: SNL Financial. Based on assets at December 31, 2007. Headquartered in Stillwater, Oklahoma - 4th largest banking company headquartered in Oklahoma, with a significant presence in Texas and Kansas* Financial holding company for Stillwater National Bank and Trust Company, SNB Bank of Wichita, Bank of Kansas and its two consulting subsidiaries, Business Consulting Group, Inc. and Healthcare Strategic Support, Inc. Established in 1894 - IPO in 1993 A regional community banking company with $2.8 billion in assets, $2.4 billion in total loans, $2.2 billion in deposits, and $224.9 million in common equity at June 30, 2008

5 Proven Track Record Southwest Bancorp, Inc./Stillwater National Bank Since 1894 Largest Commercial Bank in Oklahoma to survive the 80's without recapitalization or government assistance Established Healthcare Lending expertise in 1974 Established growth plan and LPO strategy in 1981 Successful Real Estate Lender for over 85 years Mature, experienced lenders, natives in their markets Experienced analysts and loan administrators with 25-40 years of economic and credit experience Stable, diverse markets - Oklahoma, Texas, Kansas Niche lending with consistent growth - high future economic demand

6 Leadership & People Ability to attract talent critical to OKSB's success Experienced Executive Management Team Executive Position Years In Banking Years with OKSB Rick Green President, CEO 41 41 Kerby Crowell EVP, CFO 38 38 Jerry Lanier EVP, CLO 31 10 Kimberly Sinclair EVP, CAO 32 32 Chuck Westerheide EVP, Treasurer 37 11

7 Successful Growth Strategy Results Assets San Antonio Acquisition & Houston LPO $3B 1894 1982 1993 Focused Oklahoma Growth Expansion in TX and KS $0 $1B $2.8B San Antonio Austin & Kansas City Dallas & Wichita IPO Oklahoma City LPO Tulsa LPO 2002 1985 6/30/08 2001 $2B Hutchinson Acquisition

8 Niche Model at Work * 2006 results reflect reclassification of loans to other Texas markets Frisco: A Closer Look Loans ($MM) * 2002 Location, people selected LPO opens Loans grew 2003 DeNovo, full commercial branch opens

Implemented in Texas Frisco (2002) Dallas-Preston Center (2003) Austin (2004) San Antonio (2005) Medical Hill-San Antonio (2006) Houston-LPO (2006) 9 Niche Model at Work (continued)

10 Niche Banking Model Generates Loans Primary lending targets: Healthcare Commercial Commercial Real Estate Select desirable markets Identify & recruit key, experienced senior lenders

Asset Growth 11 2nd Qtr. Dollars in Billions 13.9% 5-yr CAGR* * CAGR calculated from 12/31/2002 - 6/30/2008.

2nd Qtr. Portfolio Loan Growth 12 Dollars in Billions * CAGR calculated from 12/31/2002 - 6/30/2008. 17.6% 5-yr CAGR*

13 Loan Portfolio Composition $2.4B $1.3B Healthcare increased from 22% to 28%

Loan Diversification 14 $2.4 Billion Total Loans (6/30/08)

Loan Geography 15 Dollars in Millions 6/30/07 Total: $1.842 Billion Total: $2.445 Billion

16 Proven Ability to Resolve Credits Majority of loans secured Loans generally are guaranteed by borrowing entity owners (corporately and individually) Cashflows from entities are assigned Net loss occurs only after orderly liquidation/bankruptcy High % of debt collected

17 Differentiator = Experienced Underwriting All Senior Credit Officers have a minimum of twenty years experience in credit-related fields Credit team experience includes: National Bank Examining Bank Management Problem Loan Workout Credit Underwriting Risk Management Healthcare Specialist

2nd Qtr YTD 18 Risk Trends ALLL to Portfolio Loans * * Annualized YTD Net Charge-offs

Deposit Diversification 19 $2.2 Billion Total Deposits (6/30/08)

Deposit Geography 20 Dollars in Millions 6/30/07 Total: $1.824 Billion 6/30/08 Total: $2.211 Billion

21 Common Equity Dollars in Millions 2nd Qtr.

Note: Reflects 2:1 Stock Split 8/29/03 * CAGR calculated from 12/31/2002 - 6/30/2008. Book Value Per Share* 22 2nd Qtr. 11.9% 5-yr CAGR*

23 Questions & Discussion

Howe Barnes Investor Conference August 19 - 20, 2008